UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 27, 2018 (February 27, 2018)

TCP CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2018, TCP Capital Corp., (“TCPC”) announced that its direct, wholly-owned subsidiary, Special Value Continuation Partners, LP, a Delaware limited partnership (“SVCP”), has established a new $100 million revolving, multi-currency credit facility with ING Capital LLC, as administrative agent (the “Credit Facility”). The Credit Facility contains an accordion feature pursuant to which the credit line may increase up to an aggregate of $300 million, subject to consent of the administrative agent and other customary conditions. In connection with the Credit Facility, SVCP, as borrower, entered into a Guaranty, Pledge and Security Agreement (the “GPSA”), pursuant to which SVCP and a wholly-owned portfolio holding company subsidiary (the “Portfolio Holdco”) have granted a security interest in their collateral, and various other supporting documentation.

The Credit Facility matures on February 28, 2022 and generally bears interest  at LIBOR plus 2.25%.

The Credit Facility is secured by all of the assets held by SVCP and the Portfolio Holdco. Under the Credit Facility, SVCP and the Portfolio Holdco, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature. Borrowing under the Credit Facility is subject to the leverage restrictions in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Credit Facility and is qualified in its entirety by reference to copies of the Credit Agreement and GPSA, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and by this reference incorporated herein.

On February 27, 2018, TCPC issued a press release announcing SVCP’s entry into the Credit Facility. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2018, the registrant issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2017. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under 1.01 is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 27, 2018, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a first quarter dividend of $0.36 per share payable on March 30, 2018 to shareholders of record as of March 16, 2018.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
10.1	Credit Agreement dated as of February 26, 2018.
10.2	Guaranty, Pledge and Security Agreement dated as of February 26, 2018.
99.1	Press Release, dated as of February 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCP CAPITAL CORP.

Date: February 27, 2018

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Credit Agreement dated as of February 26, 2018.
10.2	Guaranty, Pledge and Security Agreement dated as of February 26, 2018.
99.1	Press Release, dated as of February 27, 2018.